EXHIBIT 10.18


FIRST AMENDMENT TO AMENDED AND RESTATED CONSIGNMENT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CONSIGNMENT AGREEMENT is made as of the 1st day of December , 1993, by and between

     RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association ("Consignor"); and

     TOWN & COUNTRY CORPORATION,  a Massachusetts  corporation  ("T&C"),  TOWN &
COUNTRY FINE JEWELRY GROUP, INC., a Massachusetts corporation ("Group"), L.G. BALFOUR COMPANY, INC., a Delaware corporation ("Balfour") and GOLD LANCE, INC., a Massachusetts corporation ("GLI") (T&C, Group, Balfour and GLI are herein referred to, jointly and severally, as "Buyer").

W I T N E S S E T H T H A T:

     WHEREAS, Consignor and Buyer are parties to a certain Amended and Restated Consignment Agreement dated as of May 14, 1993 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 12(k) of the Agreement is hereby amended to read in its entirety as follows:

          "(k) Consign or deliver on memo or any similar arrangement Precious Metal to its customers which, in the aggregate, at any one time exceeds (i) during the period October 1, 1993, through February 28, 1994, twenty-three thousand five hundred (23,500) troy ounces of Precious Metal, and (ii) at all other times, twenty thousand (20,000) troy ounces of Precious Metal (for the purposes of this subsection (k), Balfour sales representatives' sample lines will be treated as consignments to customers); ...."

     2. Exhibit A to the Agreement is hereby amended to correspond in its entirety with Exhibit A attached hereto and made a part hereof.

     3. To induce Consignor to enter into this Amendment, Buyer hereby (a) represents and warrants to Consignor that on and as of the date hereof, Buyer is not in material default of any covenant set forth in the Agreement, and (b) except as disclosed in writing to Consignor contemporaneously with Buyer's execution hereof, restates as of the date hereof and incorporates herein by reference all representations and warranties set forth in the Agreement, except that for the purposes of such incorporation by reference, the term "this Agreement" shall be amended to refer to "this Amendment".

     4. Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

     5. Buyer hereby covenants and agrees to pay all out-of-pocket expenses, costs and charges incurred by Consignor (including the reasonable fees and disbursements of its counsel) in connection with the preparation and implementation of this Amendment.

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                   RHODE ISLAND HOSPITAL TRUST
                                 NATIONAL BANK

                                   By:__/s/ Ronald A Ferguson__
                                   Title:  First Vice President


L.G. BALFOUR COMPANY, INC.         TOWN & COUNTRY CORPORATION

By:__/s/ Francis X. Correra__      By:__/s/ Francis X. Correra__
Title:  Exec. V.P. &               Title:  Sr. Vice President
        Treasurer & Dir.                   & CFO


GOLD LANCE, INC.                   TOWN & COUNTRY FINE JEWELRY
                                  GROUP, INC.

By:__/s/ Francis X. Correra__      By:__/s/ Francis X. Correra__
Title:  Treasurer                  Title:  V.P. Finance
        & Director


WPPAJC-2460

EXHIBIT A


PERMITTED LOCATIONS

Buyer Locations

Vendors Name             Address                  Address

L.G. Balfour Company, Inc.    10610 Bluegrass Parkway       Louisville, KY
L.G. Balfour Company, Inc.    2621 Lone Star Drive          Dallas, TX
L.G. Balfour Company, Inc.    30 Frank Mossberg Dr.         Attleboro, MA
L.G. Balfour Company, Inc.    25 County Street              Attleboro, MA
Feature Enterprises, Inc.     130 West 46th Street          New York, NY
Gold Lance, Inc.              1920 North Memorial Dr.       Houston, TX
Town & Country Fine
  Jewelry Group, Inc.         25 Union Street               Chelsea, MA 02150
L.G. Balfour Company, Inc.    100 Messina Dr.               Braintree, MA
Town & Country Fine
  Jewelry Group, Inc.         14812 Venture Dr.             Dallas, TX
Anju Jewelry Limited          Block B2, 1/F                 Hungham, Kowloon,
                                Kaiser Estate                 Hong Kong


SUBCONTRACTORS, FABRICATORS, REFINERS

Vendors Name             Address                  Address

ASA Manufacturing             1350 39th Street         Brooklyn, NY 11223
Advanced Chemical             105 Bellows Street       Warwick, RI 02888
Almond Jewelers               16 West 46th Street      New York, NY 10036
AmGold Products               15 West 37th Street      New York, NY 10018
Angel Manufacturing           712 S. Olive Street      Los Angeles, CA 90014
Anzor                         48 W. 48th Street        New York, NY 10036
Artamer Co.                   205 West 2nd Street      Bethlehem, PA 18015
Astro Lite, Inc.              P.O. Box 385             Morton Grove, IL 60053
Atamian                       910 Plainfield St.       Providence, RI 02909
Ben-gee Industries Ltd.       48 West 48th St.,        New York, NY 10036
                                Suite 705
Boliden Metech, Inc.          P.O. Box 500             Mapleville, RI 02839
Champion Chains, Inc.         2115 Lake Avenue         Scotch Plains, NJ 07076
Charms Unlimited              227 West 29th Street     New York, NY 10001
Engelhard                     101 Wood Avenue          Iselin, NJ 08830-0770
Eurospark                     P.O. Box 8369            Long Island City, NJ
                                                                           11101
Foreway Products              102 Ocean Avenue         Bellmore, NY 11710
General Findings              57 John Dietsch Sq.      North Attleboro, MA
                                                                      02761-0200
Glines and Rhodes             189 East Street          Attleboro, MA 02703
Goldring                      200 Eighth Street        Brooklyn, NY 11215
Grassant (Heraeus)            48-50 Main Street        Newark, NJ 071030
Grassmen Blake Inc.           44 Brown Avenue          Springfield, NJ 07081

Hallmark Healy Group          50 Colorado Avenue       Warwick, RI 02888
Handy & Harmon                850 Third Avenue         New York, NY 10022
Heraeus, Inc.                 24 Union Hill Road       West Conshohocken, PA
                                                                           19428
Hereaus Precious Metals       111 Albert Ave.          Newark, NJ 07105
Kemp Metal Products, Inc.     2300 Shames Drive        Westbury, NY 11590
L.S. Plate & Wire Corp.       70-17 51st Avenue        Woodside, NY 11377
Lee's Manufacturing           1700 Smith Street        No. Providence, RI 02911
Liberty Plate & Wire          2478 MacDonald Ave.      Brooklyn, NY 11223
Loren Castings                2801 Greene Street       Hollywood, FL 33020
Marsella Findings             26 Lockhard Ave.         Warwick, RI 02886
Metalor                       225 John Dietsch Blvd.   N. Attleboro, MA 02761
Mid State Recycling           5561 Milton Parkway      Rosemont, IL 60018
National Plumb Jewelry Co.    625 S. Hill St.          Los Angeles, CA 90014
J.C. Nordt                    P.O. Box 25549           Richmond, VA 23278
Olef Creations Inc.           75 Varik Street, 7th Flr New York, NY 10014
Omega Casting Corporation     129 West 29th Street     New York, NY 10001
PM Refining                   505 Pearl Street         Buffalo, NY 14202
PPM Industries, Ltd.          P.O. Box 5               Albion, RI 02802
Pease & Curran                75 Pennsylvania Ave.     Warwick, RI 02888
RFE Industries                Foot of Jersey Ave.      Jersey City, NJ 07302
Robert Baxter & Associates    200 Jefferson Blvd.      Warwick, RI 02888
Ronald Litoff                 49 West 45th Street      New York, NY 10036
Samuel Moore Company, Inc.    4 Edward Street          Providence, RI 02904
SO Metals Refining Co.        245 West 29th Street     New York, NY 10001
Stamprite                     620 West 39th Street     New York, NY 10018
Stern Metal/Stern Leach       320 Washington Street    Mt. Vernon, NY 10553
Stern Leach                   49 Pearl Street          Attleboro, MA 02703
Stuller Settings              P.O. Box 52583           Lafayette, LA
                                                                      70505-2583
Suraj Diamond Ind. Ltd.       1212 Avenue of the       New York, NY 10036
                                Americas
Taylor Stamping               250 West Broadway        New York, NY 10013
Volk                          55 Access Road           Warwick, RI 02886